UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06495

       Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
        -----------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                    Date of reporting period: August 31, 2007

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of the Flaherty & Crumrine Preferred Income Opportunity Fund ("PFO"):

      Beginning with issues arising in the subprime mortgage loan market, a well-publicized series of events has roiled financial markets over the past several months. The preferred stock market and closed-end funds have been particularly impacted, and, consequently, for the Fund's third fiscal quarter ended August 31, 2007, the Fund had a total return of -5.5% on the net asset value (NAV) of its Common Stock.

      As we've discussed in prior letters, problems in the subprime mortgage loan market first bubbled up in January of this year. Throughout this year, the Fund has had no direct exposure to subprime loans, and we avoided investing in companies that had meaningful risks associated with the product. Our research team closely monitors the loan quality and underwriting standards of each financial company in the portfolio, and we invest only in companies that meet our quality thresholds. We're not perfect, but we believe that the Fund's portfolio is comprised of holdings in fundamentally sound companies.

      In isolation, the impact of this weakness in the subprime loan market should have been limited to direct participants in this market; unfortunately, given the complexity of the financial system, few things happen in isolation. When the subprime problems became more pronounced several months ago, the fallout from this subprime weakness has been widespread and severe.

      Fueled by low interest rates and relatively relaxed financing terms, a great deal more leverage had become built into the system than even just a few years ago. As investments directly associated with subprime mortgages declined significantly in value during the quarter, they became very illiquid. Highly-leveraged investors then were forced to sell other more liquid types of assets like investment-grade preferred and debt securities to meet redemptions or margin calls. Risk and liquidity premiums surged, indiscriminately taking yields on all credit instruments with them. In short, excess leverage created the financial powder keg and subprime loan problems provided the spark.

      With yields on preferred securities rising more than yields on more senior debt securities, the prices of the securities in our portfolio fell as the supply of preferred securities exceeded demand. The rearview mirror is still a bit foggy, but it appears that much of the selling pressure came from hedge funds. Hedge funds had become the 800-pound gorilla in the credit markets recently, and although they've been forced to slim down, they can still have a big impact.

      Hedge funds were not the only investors selling, but since they aren't required to disclose their preferred securities holdings, no one knows how extensive their selling pressure was. As a result, prospective buyers were extremely cautious because they feared additional selling would further depress prices. Wall Street brokers and dealers normally stand ready to provide liquidity to sellers, but they appeared reluctant to buy. Long-term investors like the Fund, as well as individual investors, insurance companies and pension funds, also stayed on the sidelines for the most part. During the quarter, and since it ended, we have added some positions at attractive levels, but we are continuing to take a go-slow approach.

      Subprime fallout also extended to the market for short-term, or money-market, securities such as commercial paper and auction-rate securities. This market was in a state of disarray throughout August and into early September. Investors in money-market securities don't like risk, and, at the slightest hint of trouble, they pull their money out and invest in short-term government securities. While the perception of risk is real for a small segment of borrowers, the reaction seems to be disproportionate.

      These disruptions in the short-term market impacted the Fund in two meaningful ways. First, they contributed to price weakness in many of the Fund's investments, particularly in financial companies.

While banks can fulfill their short-term financing needs with customer deposits and through the Federal Reserve, finance companies like broker-dealers need to rely on the short-term securities market to run their day-to-day operations. This market is like oxygen to most financial companies, and restricting their borrowing makes it more expensive for them to operate. We continue to believe that none of the financial companies in our portfolio face significant risks of default as a result of this increased cost of borrowing, but it has clearly impacted their earnings outlooks and the prices of their preferred securities.

      Second, the rates paid by the Fund on its own auction-rate Preferred Stock have risen significantly as a direct result of liquidity problems in the financial markets. The frustrating irony is that the Fund's own Preferred Stock is of very high quality with a rating of AA and logic would dictate that rates should fall as investors seek out higher quality investments. This high quality is a function of the Investment Company Act (which governs the Fund) and the guidelines imposed by the rating agencies. As Kevin Conery, Merrill Lynch's Preferred Stock Strategist, recently observed about the Investment Company Act, "while some have criticized it for being too conservative for its 200% asset coverage test, at times like these in the market, we respect this discipline."
While we are beginning to see some improvement in the auction rates of our Preferred Stock, and the recent interest rate cut by the Federal Reserve should help over the coming months, we haven't yet returned to more normalized auction rates.

      The higher cost of our auction-rate Preferred Stock comes directly out of money available for distribution as the monthly Common Stock dividend. On the plus side, higher yields on preferred stock mean that we have been able to increase the income earned on the portfolio. It will take some time to see how these two offsetting factors affect income; in the meantime we are doing our best to manage both. Effective with the August dividend, we raised the dividend by 5% and we continue to be comfortable with that increased dividend payment; nonetheless, we strive to pay out a rate that is sustainable and will make adjustments as conditions warrant.

      We have been through periods of fear and volatility before, and we remain optimistic about long-term prospects for the Fund. Such periods create opportunities to buy securities of sound companies at discounted prices, as many shorter-term investors exit the market by selling both good and bad investments. We expect both more rational pricing and reduced risk of early redemption of our portfolio securities as markets settle down - both of which should benefit future returns for long-term investors. In addition, our Preferred Stock auction rates are likely to normalize in due course, as the market begins to better recognize the credit quality of our Preferred Stock. While we cannot say with certainty when, or if, these things will happen, as managers we are doing our best to position the Fund to ride out the current storm and prepare for better days ahead.

      In volatile market conditions like these, we may provide more frequent updates about the preferred securities market and the Fund's portfolio. We did so this past quarter by adding special Questions and Answers regarding the market price of the Fund's shares to the Fund's website at WWW.PREFERREDINCOME.COM. We encourage you to stay informed as shareholders by periodically visiting the website for additional information about your Fund.

            Sincerely,

            /s/ Donald F. Crumrine             /s/ Robert M. Ettinger

            Donald F. Crumrine                 Robert M. Ettinger
            Chairman of the Board              President

October 17, 2007

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                     AUGUST 31, 2007 (UNAUDITED)
              ------------------------------------------------------------------

FUND STATISTICS ON 08/31/07
--------------------------------------------------------------------------------
Net Asset Value                                                    $      11.24
Market Price                                                       $      11.00
Discount                                                                   2.14%
Yield on Market Price                                                      7.42%
Common Stock Shares Outstanding                                      11,736,346

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AA                                                                          3.5%
A                                                                          14.1%
BBB                                                                        57.2%
BB                                                                         14.3%
Not Rated                                                                   8.7%
--------------------------------------------------------------------------------
Below Investment Grade*                                                    16.3%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------
Utilities                                                                    34%
Banking                                                                      24%
Insurance                                                                    16%
Financial Services                                                           12%
Energy                                                                        8%
REITs                                                                         3%
Other                                                                         3%

TOP 10 HOLDINGS BY ISSUER                                         % OF PORTFOLIO
--------------------------------------------------------------------------------
Interstate Power & Light                                                    5.1%
Liberty Mutual Group                                                        4.1%
Xcel Energy                                                                 3.7%
First Republic Bank                                                         3.3%
EOG Resources                                                               3.2%
Public Storage                                                              3.2%
CoBank ACB                                                                  3.1%
Banco Santander                                                             3.0%
Goldman Sachs                                                               2.9%
HSBC Plc                                                                    2.6%

                                                                % OF PORTFOLIO**
--------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for
  Individuals                                                                61%
Holdings Generating Income Eligible for the Corporate Dividend
  Received Deduction (DRD)                                                   53%
--------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS
AUGUST 31, 2007 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
PREFERRED SECURITIES -- 93.0%
                BANKING -- 23.9%
------------------------------------------------------------------------------------------------------------------------------------
$   3,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..........................................   $     3,392,376
                Banco Santander:
       17,000      Adj. Rate Pfd., 144A**** ................................................................           388,960**(1)
      195,600      6.50% Pfd., 144A**** ....................................................................         4,389,264**(1)
       56,800      6.80% Pfd., 144A**** ....................................................................         1,322,872**(1)
$   1,900,000   Capital One Capital III, 7.686% 08/15/36 ...................................................         1,764,007
$   3,000,000   CBG Florida REIT Corporation, 7.114%, 144A**** .............................................         2,922,033
       19,648   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ..............................................           484,447
                Cobank, ACB:
       45,000      7.00% Pfd., 144A**** ....................................................................         2,311,200*
       75,000      7.814% Pfd., 144A**** ...................................................................         4,018,500*
$   1,250,000   Comercia Capital Trust II, 6.576%, 02/30/37 ................................................         1,109,492
        4,500   FBOP Corporation, Adj. Rate Pfd., 144A**** .................................................         4,606,875*
$   2,250,000   First Hawaiian Capital I, 8.343% 07/01/27, Series B ........................................         2,348,077(1)
                First Republic Bank:
      200,000      6.25% Pfd. ..............................................................................         4,962,500*
        5,000      6.70% Pfd. ..............................................................................           123,750*
          890   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ........................           996,640
       22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A**** ............           577,350
        5,000   Fleet Capital Trust VIII, 7.20% Pfd. 03/15/32 ..............................................           126,094
        5,000   HSBC Series II, Variable Inverse Pfd., Pvt. ................................................         5,055,000*
        2,500   HSBC USA, Inc., $2.8575 Pfd. ...............................................................           122,734*
        7,000   ING Groep NV, 7.05% Pfd. ...................................................................           173,547**(1)
       12,000   Keycorp Capital VIII, 7.00% Pfd. 06/15/66 ..................................................           297,750
       45,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ....................................................         1,054,688
       28,000   PFGI Capital Corporation, 7.75% Pfd. .......................................................           716,800
$     250,000   Regions Financing Trust II, 6.625%, 05/15/47 ...............................................           230,922
           10   Roslyn Real Estate, 8.95% Pfd., Series C, 144A**** .........................................         1,068,658
       70,500   Sovereign Bancorp, 7.30% Pfd., Series C ....................................................         1,883,231*
       20,375   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .............................................           518,927
                U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
            9      Series 2006-5, Variable Rate Pfd., 144A**** .............................................           202,500*
            9      Series 2006-6, Variable Rate Pfd., 144A**** .............................................           202,500*
$     900,000   Webster Capital Trust IV, 7.65% 06/15/37 ...................................................           889,636
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    48,261,330
                                                                                                               ---------------

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                     AUGUST 31, 2007 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
                FINANCIAL SERVICES -- 11.2%
------------------------------------------------------------------------------------------------------------------------------------
                CIT Group, Inc.:
$   3,550,000      6.10% ...................................................................................   $     2,618,661
       60,000      6.35% Pfd., Series A ....................................................................         1,311,750*
      160,000   Countrywide Capital IV, 6.75% Pfd. .........................................................         2,978,000(2)
       12,000   Countrywide Capital V, 7.00% Pfd., 11/01/36 ................................................           222,150
                Goldman Sachs:
       11,000      Adj. Rate Pfd., Series A ................................................................           264,000*
       36,500      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 ..........................................           821,706
           25      Pass-Through Certificates, Class B, 144A**** ............................................         2,005,000*
        3,500      STRIPES Custodial Receipts, Pvt. ........................................................         2,838,500*
                Merrill Lynch:
       83,000      Adj. Rate Pfd., Series 5 ................................................................         1,859,723*
       29,000      Adj. Rate Pfd., Series H ................................................................           667,000*
        3,000      Series II STRIPES Custodial Receipts, Pvt. ..............................................         2,298,000*
                SLM Corporation:
       94,150      6.97% Pfd., Series A ....................................................................         4,366,677*
        4,000      Adj. Rate Pfd., Series B ................................................................           308,000*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    22,559,167
                                                                                                               ---------------
                INSURANCE -- 13.6%
------------------------------------------------------------------------------------------------------------------------------------
       48,800   ACE Ltd., 7.80% Pfd., Series C .............................................................         1,236,714**(1)
$   4,250,000   AON Capital Trust A, 8.205% 01/01/27 .......................................................         4,501,264
                Arch Capital Group Ltd.:
       10,000      7.875% Pfd., Series B ...................................................................           245,000**(1)
       24,400      8.00% Pfd., Series A ....................................................................           607,714**(1)
$   2,500,000   AXA SA, 6.463%, 144A**** ...................................................................         2,266,300**(1)
                Axis Capital Holdings:
       12,100      7.25% Pfd., Series A ....................................................................           288,736**(1)
       24,700      7.50% Pfd., Series B ....................................................................         2,472,470(1)
       22,300   Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45 .........................................           524,329
       75,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ...............................................         1,802,250
        5,750   Everest Re Capital Trust II, 6.20% Pfd., Series B ..........................................           128,872
$     935,000   Everest Re Holdings, 6.60%, 05/15/37 .......................................................           872,307
$   4,500,000   Liberty Mutual Group, 7.80% 03/15/37, 144A**** .............................................         4,022,919
       29,350   MetLife, Inc., Adj. Rate Pfd., Series A ....................................................           726,779*
$     511,000   Provident Financing Trust I, 7.405% 03/15/38 ...............................................           495,453
                Renaissancere Holdings Ltd.:
       27,950      6.08% Pfd., Series C ....................................................................           586,391**(1)
       79,100      6.60% Pfd., Series D ....................................................................         1,748,110**(1)

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2007 (UNAUDITED)
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SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
                INSURANCE -- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
      115,500   Scottish Re Group Ltd., 7.25% Pfd. .........................................................   $     2,014,031**(1)
$   1,060,000   USF&G Capital, 8.312% 07/01/46, 144A**** ...................................................         1,263,944
$   1,888,000   XL Capital Ltd., 6.50%, Series E ...........................................................         1,669,485(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    27,473,068
                                                                                                               ---------------
                UTILITIES -- 32.6%
------------------------------------------------------------------------------------------------------------------------------------
                Alabama Power Company:
        4,980      4.60% Pfd. ..............................................................................           415,282*
        6,485      4.72% Pfd. ..............................................................................           554,857*
          868      4.92% Pfd. ..............................................................................            77,417*
        6,579   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ..................................           682,366*
       74,270   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ...........................................         3,554,562
        1,628   Central Hudson Gas & Electric Corporation, 4.35% Pfd., Series D, Pvt. ......................           130,224*
        3,798   Central Maine Power Company, 4.75% Pfd. ....................................................           316,069*
        8,339   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt. ..................           867,089*
                Connecticut Light & Power Company:
        2,050      4.50% Pfd., Series 1956 .................................................................            81,877*
       10,000      4.50% Pfd., Series 1963, Pvt. ...........................................................           397,400*
       25,000      5.28% Pfd., Series 1967 .................................................................         1,177,000*
          883      $2.04 Pfd., Series 1949 .................................................................            31,965*
        2,900      $2.20 Pfd., Series 1949 .................................................................           113,245*
        9,652      $3.24 Pfd. ..............................................................................           505,958*
        2,000   Consolidated Edison Company of New York, 4.65% Pfd., Series C ..............................           172,520*
        7,500   Dayton Power and Light Company, 3.90% Pfd., Series C .......................................           502,800*
       15,030   Duquesne Light Company, 3.75% Pfd. .........................................................           493,886*
                Entergy Arkansas, Inc.:
        2,840      4.56% Pfd. ..............................................................................           232,198*
        3,050      4.56% Pfd., Series 1965 .................................................................           249,368*
        1,435      6.08% Pfd. ..............................................................................           147,374*
       90,000      6.45% Pfd. ..............................................................................         2,322,900*
        2,441   Entergy Gulf States, Inc., 7.56% Pfd. ......................................................           240,756*
       36,000   Entergy Louisiana, Inc., 6.95% Pfd. ........................................................         3,769,920*
                Entergy Mississippi, Inc.:
        4,616      4.36% Pfd. ..............................................................................           331,290*
        5,000      4.92% Pfd. ..............................................................................           404,900*
        4,400   Florida Power Company, 4.75% Pfd. ..........................................................           386,408*
       68,500   FPC Capital I, 7.10% Pfd., Series A ........................................................         1,693,238
        8,900   Georgia Power, 6.125% Pfd. .................................................................           229,798*

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                     AUGUST 31, 2007 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
                UTILITIES -- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                Great Plains Energy, Inc.:
        1,625      4.20% Pfd. ..............................................................................   $       123,760*
        2,000      4.35% Pfd. ..............................................................................           157,780*
                Hawaiian Electric Company, Inc.:
        2,471      5.00% Pfd., Series D ....................................................................            43,629*
        7,438      5.00% Pfd., Series E ....................................................................           131,327*
        1,383      5.00% Pfd., Series I ....................................................................            24,419*
       30,500   Indianapolis Power & Light Company, 5.65% Pfd. .............................................         2,867,000*
      340,000   Interstate Power & Light Company, 8.375% Pfd., Series B ....................................        10,281,600*
        2,588   New York State Electric & Gas, $4.50 Pfd., Series 1949 .....................................           216,357*
                Ohio Power Company:
        3,018      4.20% Pfd. ..............................................................................           236,340*
        1,251      4.40% Pfd. ..............................................................................           102,620*
                Pacific Enterprises:
       13,680      $4.36 Pfd. ..............................................................................         1,101,787*
       24,985      $4.50 Pfd. ..............................................................................         2,076,753*
                Pacific Gas & Electric Co.:
        7,600      4.50% Pfd., Series H ....................................................................           156,712*
       41,500      5.00% Pfd., Series D ....................................................................           951,180*
       83,000      5.00% Pfd., Series E ....................................................................         1,918,960*
                PacifiCorp:
        5,672      $4.56 Pfd. ..............................................................................           470,549*
        6,708      $4.72 Pfd. ..............................................................................           576,016*
        1,250   PECO Energy Company, $4.30 Pfd., Series B ..................................................            99,888*
$   1,500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ....................................         1,543,650
       14,020   Public Service Electric & Gas Company, 5.28% Pfd., Series E ................................         1,379,848*
       70,210   San Diego Gas & Electric Company, $1.70 Pfd. ...............................................         1,840,822*
                South Carolina Electric & Gas Company:
       13,974      5.125% Purchase Fund Pfd., Pvt. .........................................................           718,683*
        7,774      6.00% Purchase Fund Pfd., Pvt. ..........................................................           396,085*
       11,300   Southern California Edison, 6.00% Pfd. .....................................................         1,116,666*
                Southern Union Company:
$     700,000      7.20% 11/01/66 ..........................................................................           708,154
       51,750      7.55% Pfd. ..............................................................................         1,321,695*
$     750,000   TXU Electric Capital V, 8.175% 01/30/37 ....................................................           730,125
                Union Electric Company:
        5,700      4.56% Pfd. ..............................................................................           460,446*
       10,156      $7.64 Pfd. ..............................................................................         1,043,021*

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2007 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
                UTILITIES -- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                Virginia Electric & Power Company:
        1,665      $4.04 Pfd. ..............................................................................   $       123,843*
        2,470      $4.20 Pfd. ..............................................................................           191,005*
        1,673      $4.80 Pfd. ..............................................................................           147,860*
        3,878      $6.98 Pfd. ..............................................................................           394,950*
       12,500      $7.05 Pfd. ..............................................................................         1,264,844*
       58,100   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 .........................................         1,461,941
        2,262   Washington Gas & Light Company, $4.25 Pfd. .................................................           186,072*
$   1,700,000   Wisconsin Energy Corporation, 6.25%, 05/15/67 ..............................................         1,649,660
                Xcel Energy, Inc.:
       15,000      $4.08 Pfd., Series B ....................................................................         1,132,500*
       20,040      $4.10 Pfd., Series C ....................................................................         1,520,435*
       35,510      $4.11 Pfd., Series D ....................................................................         2,700,891*
       17,750      $4.16 Pfd., Series E ....................................................................         1,366,395*
       10,000      $4.56 Pfd., Series G ....................................................................           843,800*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    65,862,735
                                                                                                               ---------------
                ENERGY -- 5.8%
------------------------------------------------------------------------------------------------------------------------------------
        8,000   Devon Energy Corporation, 6.49% Pfd., Series A .............................................           818,750*
$   2,500,000   Enterprise Products Partners, 7.034%, 01/15/68 .............................................         2,255,585
        6,125   EOG Resources, Inc., 7.195% Pfd., Series B .................................................         6,521,349*
$   1,200,000   KN Capital Trust III, 7.63% 04/15/28 .......................................................         1,069,080
       10,000   Lasmo America Limited, 8.15% Pfd., 144A**** ................................................         1,043,800*(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    11,708,564
                                                                                                               ---------------
                REAL ESTATE INVESTMENT TRUST (REIT) -- 3.4%
------------------------------------------------------------------------------------------------------------------------------------
       12,600   BRE Properties, Inc., 6.75% Pfd., Series D .................................................           286,650
        1,000   Equity Residential Properties, 8.29% Pfd., Series K ........................................            57,600
                Public Storage, Inc.:
      121,975      6.45% Pfd., Series F ....................................................................         2,729,191
       97,700      6.625% Pfd., Series M ...................................................................         2,216,569
       10,500      6.75% Pfd., Series E ....................................................................           243,469
        5,500      6.75% Pfd., Series L ....................................................................           127,016
        4,500      6.95% Pfd., Series H ....................................................................           107,297
       40,100      7.25% Pfd., Series K ....................................................................           989,969
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     6,757,761
                                                                                                               ---------------

--------------------------------------------------------------------------------

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                     AUGUST 31, 2007 (UNAUDITED)
              ------------------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
PREFERRED SECURITIES -- (CONTINUED)
                MISCELLANEOUS INDUSTRIES -- 2.1%
------------------------------------------------------------------------------------------------------------------------------------
       13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B ..................................   $     1,076,848*
       35,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ........................................         3,178,000*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,254,848
                                                                                                               ---------------
                U.S. GOVERNMENT SECURITIES -- 0.4%
------------------------------------------------------------------------------------------------------------------------------------
                Freddie Mac:
        9,500      5.00%, Series F .........................................................................           407,075*
       20,000      5.66%, Series W .........................................................................           472,800*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       879,875
                                                                                                               ---------------
                TOTAL PREFERRED SECURITIES
                   (Cost $188,161,522) .....................................................................       187,757,348
                                                                                                               ---------------
CORPORATE DEBT SECURITIES -- 6.2%
                FINANCIAL SERVICES -- 0.8%
------------------------------------------------------------------------------------------------------------------------------------
$   1,600,000   Lehman Brothers Holdings, 6.875% 07/17/37, Sub. Note .......................................         1,507,702
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,507,702
                                                                                                               ---------------
                INSURANCE -- 2.5%
------------------------------------------------------------------------------------------------------------------------------------
$     900,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A**** .........................................           875,880
$   4,417,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ........................................         4,231,928
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     5,107,808
                                                                                                               ---------------
                UTILITIES -- 1.0%
------------------------------------------------------------------------------------------------------------------------------------
$   1,000,000   Duke Capital Corporation, 8.00% 10/01/19, Senior Notes .....................................         1,123,007
       10,000   Entergy Louisiana LLC, 7.60% 04/01/32 ......................................................           251,250
       30,500   PPL Capital Funding, Inc., 6.85% 07/01/47 ..................................................           730,475
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     2,104,732
                                                                                                               ---------------
                ENERGY -- 1.9%
------------------------------------------------------------------------------------------------------------------------------------
$   2,450,000   KN Energy, Inc., 7.45% 03/01/98 ............................................................         2,123,449
       71,900   Nexen, Inc., 7.35% Subordinated Notes ......................................................         1,797,500(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,920,949
                                                                                                               ---------------
                TOTAL CORPORATE DEBT SECURITIES
                   (Cost $12,898,640) ......................................................................        12,641,191
                                                                                                               ---------------

--------------------------------------------------------------------------------

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2007 (UNAUDITED)
------------------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
-------------                                                                                                  ---------------
OPTION CONTRACTS -- 0.0%
          470   December Put Options on December U.S. Treasury Bond Futures, Expiring 11/20/07                 $        29,375+
          930   October Put Options on December U.S. Treasury Bond Futures, Expiring 09/21/07                           18,750+
------------------------------------------------------------------------------------------------------------------------------
                TOTAL OPTION CONTRACTS
                   (Cost $174,307) .........................................................................            48,125
                                                                                                               ---------------
MONEY MARKET FUND -- 0.2%
      382,732   BlackRock Provident Institutional, TempFund ................................................           382,732
------------------------------------------------------------------------------------------------------------------------------
                TOTAL MONEY MARKET FUND
                   (Cost $382,732) .........................................................................           382,732
                                                                                                               ---------------
SECURITIES LENDING COLLATERAL -- 0.7%
    1,383,200   Institutional Money Market Trust ...........................................................         1,383,200
------------------------------------------------------------------------------------------------------------------------------
                TOTAL SECURITIES LENDING COLLATERAL
                   (Cost $1,383,200) .......................................................................         1,383,200
                                                                                                               ---------------

TOTAL INVESTMENTS (Cost $203,000,401***) .....................................................     100.1%          202,212,596
OTHER ASSETS AND LIABILITIES (Net) ...........................................................      (0.1)%            (291,876)
                                                                                                 -------       ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK .....................................     100.0%++    $   201,920,720
                                                                                                 -------       ---------------
MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R)) REDEMPTION VALUE ......................................       (70,000,000)
                                                                                                               ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .................................................................   $   131,920,720
                                                                                                               ===============

-----------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**    Securities distributing Qualified Dividend Income only.
***   Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(1)   Foreign Issuer.
(2)   Security on loan.
+     Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:
PFD.  -- Preferred Securities
PVT.  -- Private Placement Securities

--------------------------------------------------------------------------------

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK (1) FOR THE PERIOD FROM DECEMBER 1, 2006 THROUGH AUGUST 31, 2007 (UNAUDITED)
       -------------------------------------------------------------------------

OPERATIONS:
   Net investment income ................................................................   $   9,372,333
   Net realized gain/(loss) on investments sold during the period .......................        (991,550)
   Change in net unrealized appreciation/depreciation of investments held during the
     period. ............................................................................     (15,040,896)
   Distributions to MMP(R)* Shareholders from net investment income, including changes
     in accumulated undeclared distributions ............................................      (2,390,637)
                                                                                            -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................      (9,050,750)

DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock Shareholders(2) ............      (6,888,954)
                                                                                            -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................................      (6,888,954)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan ...         503,098
                                                                                            -------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM
     FUND SHARE TRANSACTIONS ............................................................         503,098

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK                                        -------------
   FOR THE PERIOD .......................................................................   $ (15,436,606)
                                                                                            =============
------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ..................................................................   $ 147,357,326
   Net decrease in net assets during the period .........................................     (15,436,606)
                                                                                            -------------
   End of period ........................................................................   $ 131,920,720
                                                                                            =============

-----------------
*     Money Market Cumulative Preferred(TM) StocK.
(1) These tables summarize the nine months ended August 31, 2007 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2006.
(2)   May include income earned, but not paid out, in prior fiscal year.

--------------------------------------------------------------------------------

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS(1)
FOR THE PERIOD FROM DECEMBER 1, 2006 THROUGH AUGUST 31, 2007 (UNAUDITED) FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT THE PERIOD.
-----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period .................................................   $       12.60
                                                                                            -------------
INVESTMENT OPERATIONS:
   Net investment income ................................................................            0.80
   Net realized and unrealized gain/(loss) on investments ...............................           (1.37)
DISTRIBUTIONS TO MMP(R)* SHAREHOLDERS:
   From net investment income ...........................................................           (0.20)
   From net realized capital gains ......................................................              --
                                                                                            -------------
   Total from investment operations .....................................................           (0.77)
                                                                                            -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   From net investment income ...........................................................           (0.59)
   From net realized capital gains ......................................................              --
                                                                                            -------------
   Total distributions to Common Stock Shareholders .....................................           (0.59)
                                                                                            -------------
   Net asset value, end of period .......................................................   $       11.24
                                                                                            =============
   Market value, end of period ..........................................................   $       11.00
                                                                                            =============
   Common Stock shares outstanding, end of period .......................................      11,736,346
                                                                                            =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Net investment income+ ...............................................................            6.54%**
   Operating expenses ...................................................................            1.57%**
----------------------------------
SUPPLEMENTAL DATA:++
   Portfolio turnover rate ..............................................................              51%***
   Total net assets available to Common and Preferred Stock, end of period
     (in 000's). ........................................................................   $     201,921
   Ratio of operating expenses to total average net assets available to
     Common and Preferred Stock .........................................................            1.05%**

(1) These tables summarize the nine months ended August 31, 2007 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2006.
*     Money Market Cumulative Preferred (TM) Stock.
**    Annualized.
***   Not Annualized
+ The net investment income ratios reflect income net of operating expenses and payments to MMP(R)* Shareholders.
++    Information presented under heading Supplemental Data includes MMP(R)*.

--------------------------------------------------------------------------------

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                           PER SHARE OF COMMON STOCK (UNAUDITED)
                                           -------------------------------------

                                 TOTAL                                DIVIDEND
                               DIVIDENDS  NET ASSET      NYSE       REINVESTMENT
                                 PAID       VALUE    CLOSING PRICE    PRICE(1)
                               ---------  ---------  -------------  ------------
December 31, 2006 ...........   $0.0650    $12.39       $12.36         $12.39
January 31, 2007 ............    0.0650     12.42        12.39          12.42
February 28, 2007 ...........    0.0650     12.60        12.61          12.60
March 31, 2007 ..............    0.0650     12.32        12.66          12.32
April 30, 2007 ..............    0.0650     12.33        12.62          12.33
May 31, 2007 ................    0.0650     12.10        12.13          12.10
June 30, 2007 ...............    0.0650     11.97        12.00          11.97
July 31, 2007 ...............    0.0650     11.55        11.46          11.39
August 31, 2007 .............    0.0680     11.24        11.00          11.04

-----------------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

--------------------------------------------------------------------------------

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------

1. AGGREGATE INFORMATION FOR FEDERAL INCOME TAX PURPOSES

      At August 31, 2007, the aggregate cost of securities for federal income tax purposes was $203,135,259, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $8,564,450, and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $9,487,113.

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
     Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick, CFA
     Chief Financial Officer,
     Vice President and Treasurer
   Chad C. Conwell
     Chief Compliance Officer,
     Vice President and Secretary
   Bradford S. Stone
     Vice President and
     Assistant Treasurer
   Laurie C. Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME
  OPPORTUNITY FUND?

  o     If your shares are held in a Brokerage Account, contact your Broker.

  o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                           PFPC Inc.
                           P.O. Box 43027
                           Providence,  RI 02940-3027
                           1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                   Flaherty & Crumrine
                          [LOGO]   ===================
                                   PREFERRED INCOME
                                   OPPORTUNITY FUND

                                    Quarterly
                                     Report

                                 August 31, 2007

                             www.preferredincome.com

ITEM 2. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over
            financial   reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*   /s/ Donald F. Crumrine
                         -------------------------------------------------------
                            Donald F. Crumrine, Director, Chairman of the Board
                            and Chief Executive Officer
                            (principal executive officer)

Date                        October 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Donald F. Crumrine
                         -------------------------------------------------------
                            Donald F. Crumrine, Director, Chairman of the Board
                            and Chief Executive Officer
                            (principal executive officer)

Date                        October 16, 2007

By (Signature and Title)*   /s/ R. Eric Chadwick
                         -------------------------------------------------------
                            R. Eric Chadwick, Chief Financial Officer, Treasurer
                            and Vice President
                            (principal financial officer)

Date                        October 16, 2007

*  Print the name and title of each signing officer under his or her signature.